                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 1, 1998

                          BOLT TECHNOLOGY CORPORATION
                   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             COMMISSION FILE NUMBER
                                0-10723
       CONNECTICUT                                      06-0773922
(STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
OF INCORPORATION)                                       IDENTIFICATION NO.)

                                FOUR DUKE PLACE
                           NORWALK, CONNECTICUT 06854
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)

                                 (203) 853-0700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                                      (1)
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ITEM 5. OTHER EVENTS.

     On October 1, 1998, the Board of Directors of Bolt Technology Corporation (the "Company") authorized a stock repurchase program under which the Company may repurchase up to 500,000 shares of its common stock. A copy of the press release issued October 5, 1998, relating to such stock repurchase program is attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

Exhibit No.    Description
------------   -----------

      99.1     Press Release of Bolt Technology Corporation, dated October 5,
               1998.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BOLT TECHNOLOGY CORPORATION
                                    Registrant

Date: October 5, 1998               By: /s/  Raymond M. Soto
                                        ----------------------
                                     Name:   Raymond M. Soto
                                     Title:  Chairman, President and
                                            Chief Executive Officer



                                      (2)